Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)
Registration Statement (Form S-8 No. 333-260441) pertaining to the Pyxis Oncology, Inc. 2019 Stock Plan, the Pyxis Oncology, Inc. 2021 Equity and Incentive Plan, and the Pyxis Oncology, Inc. 2021 Employee Stock Purchase Plan of Pyxis Oncology, Inc.,
(2)
Registration Statement (Form S-8 No. 333-263950) pertaining to the Pyxis Oncology, Inc. 2021 Equity and Incentive Plan of Pyxis Oncology, Inc.,
(3)
Registration Statement (Form S-8 No. 333-266005) pertaining to the Pyxis Oncology, Inc. 2022 Inducement Plan of Pyxis Oncology, Inc.,
(4)
Registration Statement (Form S-8 No. 333-270753) pertaining to the Pyxis Oncology, Inc. 2021 Equity and Incentive Plan and the Pyxis Oncology, Inc. 2021 Employee Stock Purchase Plan of Pyxis Oncology, Inc.,
(5)
Registration Statement (Form S-8 No. 333-274178) pertaining to the Apexigen, Inc. 2022 Equity Incentive Plan of Pyxis Oncology, Inc.,
(6)
Registration Statement (Form S-8 No. 333-272510) pertaining to the Apexigen, Inc. 2010 Equity Incentive Plan, the Apexigen, Inc. 2020 Equity Incentive Plan, and the Apexigen, Inc. 2022 Equity Incentive Plan of Pyxis Oncology, Inc.,
(7)
Registration Statement (Form S-8 No. 333-278159) pertaining to the Pyxis Oncology, Inc. 2021 Equity and Incentive Plan, the Pyxis Oncology, Inc. 2021 Employee Stock Purchase Plan, and the Apexigen, Inc. 2022 Equity Incentive Plan of Pyxis Oncology, Inc.,
(8)
Registration Statement (Form S-8 No. 333-283161) pertaining to the Pyxis Oncology, Inc. 2021 Equity and Incentive Plan of Pyxis Oncology, Inc.,
(9)
Registration Statement (Form S-3 No. 333-278282) of Pyxis Oncology, Inc.,
(10)
Registration Statement (Form S-8 No. 333- 285889) pertaining to the Pyxis Oncology, Inc. 2021 Equity and Incentive Plan, as amended and the Apexigen, Inc. 2022 Equity Incentive Plan of Pyxis Oncology, Inc., and
(11)
Registration Statement (Form S-3 No. 333-291801) of Pyxis Oncology, Inc.;

of our report dated March 23, 2026, with respect to the consolidated financial statements of Pyxis Oncology, Inc. included in this Annual Report (Form 10-K) of Pyxis Oncology, Inc. for the year ended December 31, 2025.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 23, 2026